EXHIBIT 10.2

FORM OF

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT (“Agreement”) is made and effective as of ___ __, 2022 by and between VIVAKOR, INC. (the “Pledgor”), and ________ (the “Secured Party”).

RECITALS

WHEREAS, the Pledgor and the Secured Party have entered into that certain Membership Interest Purchase Agreement, dated as of the date hereof, by and among the Pledgor, the Secured Party and the other parties named therein (as amended, modified or supplemented from time to time in accordance with its terms, the “Purchase Agreement”), pursuant to which the Secured Party has sold all of its membership interests in each of Silver Fuels Delhi, LLC and White Claw Colorado City, LLC (collectively, the “Company”) to the Pledgor in exchange for certain consideration, including, without limitation, a promissory note in the principal amount of $_____________ issued by the Pledgor in favor of the Secured Party (the “Note”);

WHEREAS, after giving effect to the transactions contemplated by the Purchase Agreement, the Pledgor will be the registered and beneficial owner of all of the issued and outstanding limited liability company membership interests of the Company previously held by the Secured Party (the “Pledged Securities”);

WHEREAS, in order to secure the full, prompt and timely payment when due (whether at the stated maturity, by acceleration or otherwise) of all of the Pledgor’s obligations to the Secured Party hereunder and under the Note (collectively, the “Obligations”), Pledgor has agreed to pledge the Pledged Securities to the Secured Party irrevocably upon the terms and conditions herein set forth; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the execution and delivery of the Purchase Agreement and the Note.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Recitals, Construction and Defined Terms. The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference. In this Agreement, unless the express context otherwise requires: (i) capitalized terms used and not otherwise defined in this Agreement have the meaning given such terms in the Note; (ii) the words “herein,” “hereof” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (iii) references to the words “Section” or “Subsection” refer to the respective Sections and Subsections of this Agreement, and references to “Exhibit” or “Schedule” refer to the respective Exhibits and Schedules attached hereto; and (iv) wherever the word “include,” “includes,” “including” or words of similar import are used in this Agreement, such words will be deemed to be followed by the words “without limitation.”

2.             Pledge. In order to secure the full, prompt and timely payment of all of the Obligations, the Pledgor hereby transfers, pledges, assigns, sets over, delivers and grants to the Secured Party a continuing lien and security interest in and to all of the following property of the Pledgor (all being collectively hereinafter referred to as the “Collateral”) and all right, title and interest of the Pledgor in and to the Collateral, to-wit:

(a)       the Pledged Securities owned by the Pledgor;

1

(b)       any certificates representing or evidencing the Pledged Securities, if any;

(c)       any and all distributions thereon, and cash and non-cash proceeds and products thereof, including all dividends, cash, distributions, income, profits, instruments, securities, stock dividends, distributions of capital stock or other securities of the Company and all other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon conversion of the Pledged Securities, whether in connection with stock splits, recapitalizations, merger, conversions, combinations, reclassifications, exchanges of securities or otherwise;

(d)       any and all voting, management, and other rights, powers and privileges accruing or incidental to an owner of the Pledged Securities and the other property referred to in Sections 2(a) through 2(c) above; and

(e)       all books and records related to any and all of the foregoing.

3.           Transfer of Pledged Securities. Simultaneously with the execution of this Agreement, Pledgor shall deliver to the Secured Party: (a) if the Pledged Securities are evidenced by physical certificates, then all original certificates representing or evidencing the Pledged Securities, together with undated, irrevocable and duly executed assignments or stock powers thereof in form and substance acceptable to the Secured Party (together with medallion guaranteed signatures, if required by the Secured Party), executed in blank by the Pledgor; (b) if the Pledged Securities are not represented by physical certificates, then undated, irrevocable and duly executed assignment instruments in form and substance acceptable to the Secured Party, executed in blank by the Pledgor; and (c) all other property, instruments, documents and papers comprising, representing or evidencing the Collateral, or any part thereof, together with proper instruments of assignment or endorsement, as the Secured Party may request or require, duly executed by the Pledgor (collectively, the “Transfer Documents”). The Collateral and the Transfer Documents (collectively, the “Pledged Materials”) shall be held by the Secured Party pursuant to this Agreement until the earlier to occur of (i) the indefeasible payment in full of all of the Obligations, (i) the termination or expiration of this Agreement in accordance with its terms or (iii) following the occurrence and continuance of an Event of Default hereunder or under the Note and the exercise by the Secured Party of its right to effect a transfer of the Collateral pursuant to the terms hereof, the execution and/or delivery of the Pledged Materials by the Pledgor to the Secured Party in accordance with this Agreement and the Purchase Agreement. In addition, all non-cash dividends, dividends paid or payable in cash or otherwise in connection with a partial or total liquidation or dissolution of the Company, instruments, securities and any other distributions, whether paid or payable in cash or otherwise, made on or in respect of the Pledged Securities, whether resulting from a subdivision, combination, or reclassification of the interests or other securities of the Company, or received in exchange for the Pledged Securities or any part thereof, or in redemption thereof, as a result of any merger, consolidation, acquisition, or other exchange of assets to which the Company may be a party or otherwise, or any other property that constitutes part of the Collateral from time to time, including any additional certificates representing any portion of the Collateral hereafter acquired by the Pledgor, shall be immediately delivered or cause to be delivered by the Pledgor to the Secured Party in the same form as so received, together with proper instruments of assignment or endorsement duly executed by the Pledgor.

4.            Security Interest Only. The security interests in the Collateral granted to the Secured Party hereunder are granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the Collateral or any transaction in connection therewith.

5.             Record Owner of Collateral. Until an “Event of Default” as defined under the Note has occurred and is continuing, the Pledged Securities shall remain registered in the name of the Pledgor. Pledgor will promptly give to the Secured Party copies of any notices or other communications received by it and with respect to Collateral registered in the name of Pledgor.

2

6.           Rights Related to Pledged Securities. Subject to the terms of this Agreement, unless and until an Event of Default shall occur and be continuing:

(a)      Pledgor shall be entitled to exercise any and all voting, management, and other rights, powers and privileges accruing to an owner of the Pledged Securities, or any part thereof, for any purpose consistent with the terms of this Agreement, provided that no such exercise or action shall adversely affect (i) any of the rights inuring to the Secured Party under any of the Loan Documents, (ii) any of the remedies available to the Secured Party under any of the Loan Documents or (iii) the ability of the Secured Party to exercise any of the same.

(b)      Upon the occurrence and continuance of an Event of Default, all rights of the Pledgor in and to the Pledged Securities shall cease and all such rights shall immediately vest in the Secured Party, as may be determined by the Secured Party, although the Secured Party shall not have any duty to exercise such rights or to otherwise realize upon the Collateral in accordance with the terms hereof, or to preserve the same, and the Secured Party shall not be responsible for any failure to do so or delay in doing so. To effectuate the foregoing, the Pledgor hereby grants to the Secured Party a proxy to vote the Pledged Securities for and on behalf of the Pledgor, which proxy is irrevocable and coupled with an interest and which proxy shall be effective upon the occurrence of any Event of Default. Such proxy shall remain in effect until the earlier to occur of (i) the indefeasible payment in full of all of the Obligations, (ii) the termination or expiration of this Agreement in accordance with its terms or (iii) following the occurrence of an Event of Default hereunder or under the Note and the exercise by the Secured Party of its right to effect a transfer of the Collateral pursuant to the terms hereof, the execution and/or delivery of the Pledged Materials by the Pledgor to the Secured Party in accordance with this Agreement and the Purchase Agreement. The Company hereby agrees that any vote by the Pledgor in violation of this Section 6 shall be null, void and of no force or effect. Furthermore, all dividends or other distributions received by the Pledgor shall be subject to delivery to the Secured Party in accordance with Section 3, and until such delivery, any of such dividends and other distributions shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Pledgor and shall be forthwith delivered to Secured Party in accordance with Section 3.

7.            Return of Pledged Materials. Upon the earlier to occur of (i) the indefeasible payment in full of all of the Obligations or (ii) the termination or expiration of this Agreement in accordance with its terms, the Pledgor shall notify the Secured Party in writing to such effect. Upon receipt of such written notice, the Secured Party shall return all of the Pledged Materials in the Secured Party’s possession to the Pledgor, whereupon any and all rights of Secured Party in and to such Pledged Materials shall be terminated.

8.            Representations, Warranties, and Covenants of the Pledgor and the Company. The Pledgor and the Company hereby covenant, warrant and represent, for the benefit of the Secured Party, as follows (each of the following representations and warranties being deemed to have been made as of the date of this Agreement and as of each date when the Pledged Securities are delivered to the Secured Party hereunder, as applicable):

(a)       By virtue of the execution and delivery of this Agreement and upon delivery to the Secured Party of the Pledged Securities (or any certificates represnting the same) in accordance with this Agreement, the Secured Party will have a valid and perfected, first priority security interest in all of the Collateral described in Section 2(a) and Section 2(b), in each case subject to no prior or other liens of any nature whatsoever.

(b)       Upon the filing of a UCC-1 Financing Statement describing the Collateral with the Secretary of State of the State of Nevada, the Secured Party will have a valid and perfected, first priority security interest in all of the Collateral in which the Secured Party’s security interest may be pefectedby the filing of a financing statement under Article 9 of the UCC, in each case subject to no prior or other liens of any nature whatsoever.

(c)       Pledgor covenants, that for so long as this Agreement is in effect, Pledgor will defend the Pledged Securities and the priority of the Secured Party’s security interests therein, at its sole cost and expense, against the claims and demands of all Persons at any time claiming the same or any interest therein.

3

(d)       At its option, the Secured Party may pay, for Pledgor’s account, any taxes (including documentary stamp taxes), Liens, security interests, or other encumbrances at any time levied or placed on the Collateral. Pledgor agrees to reimburse the Secured Party on demand for any payment made or expense incurred by the Secured Party pursuant to the foregoing authorization. Any and all such amounts, to the extent not paid upon demand therefor, shall constitute Obligations hereunder and be secured hereby and shall further be subject to the provisions of Section 13(a).

(e)       The Pledged Securities constitute 99% of the securities of the Company owned, legally or beneficially, by the Pledgor.

(f)       The Company and the Pledgor hereby authorize the Secured Party to prepare and file such financing statements, amendments and other documents and do such acts as the Secured Party deems necessary in order to establish and maintain valid, attached and perfected, first priority security interests in the Collateral in favor of the Secured Party, for its own benefit and as the Secured Party for its affiliates, free and clear of all Liens and claims and rights of third parties whatsoever. The Pledgor hereby irrevocably authorizes the Secured Party at any time, and from time to time, to file in any jurisdiction any initial financing statements, amendments, continuations and other documents in furtherance of the foregoing.

9.             Event of Default. The occurrence and continuance of any one or more of the following events shall constitute an “Event of Default” under this Agreement:

(a)       any written warranty, representation, certificate or statement of the Pledgor in this Agreement or any other Loan Document shall have been false or misleading in any material respect when made or deemed made;

(b)       the Pledgor shall fail to perform, comply with or abide by any of the stipulations, agreements, conditions and/or covenants contained in this Agreement or any of the other Loan Documents, in each case after giving effect to any applicable notice or cure period provided therein; or

(c)       An Event of Default shall have occurred and be continuing under the Note.

10.           Rights and Remedies.

(a)       Notwithstanding anything to the contained in this Agreement, subject at all times to the Uniform Commercial Code as then in effect in the State of Nevada, upon the occurrence and continuation of an Event of Default, the Secured Party’s sole and exclusive remedy pursuant to this Agreement and with respect to the Collateral shall be to engage in the Unwinding (as defined in the Purchase Agreement) in accordance with and pursuant to the terms and conditions of this Agreement and the Purchase Agreement. In furtherance thereof, the Secured Party shall have the right, without notice or demand to the Pledgor or the Company to foreclose upon the Collateral and to effect a transfer, assignment or other disposition of all of the Collateral to the Secured Party in connection with the same in full, complete and indefeasible satisfaction of any and all outstanding Obligations.

(b)      Subject to compliance with any applicable federal and state securities laws (including, without limitation, the Securities Act of 1933, as amended, blue sky or other state securities laws or similar laws now or hereafter existing analogous in purpose or effect), following any exercise of the Secured Party’s rights pursuant to Section 10(a), the Secured Party shall have the absolute right to sell, transfer, assign, or otherwise dispose of the Collateral, or any part thereof, in any manner it sees fit and shall have no liability to the Pledgor, the Company, or any other Person for selling or otherwise disposing of such Collateral.

4

(c)       Each right, power and remedy of the Secured Party provided for in this Agreement or any other Loan Document shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or the Note, or now or hereafter existing at law or in equity or by statute or otherwise, shall not preclude the simultaneous or later exercise by the Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other further action in any circumstances without demand or notice. The Secured Party shall have the full power to enforce or to assign or contract its rights under this Agreement to a third party.

(d)      Upon the occurrence and continuance of an Event of Default, the Pledgor and the Company each agree: (i) to take such action and to prepare, distribute and/or file such documents and papers, as are required or advisable in the opinion of the Secured Party and/or its counsel, to effect the transfer of the Collateral to the Secured Party following any exercise by the Secured Party of its rights pursuant to Section 10(a); (ii) to bear all costs and expenses of carrying out its obligations under this Section 10(d), which costs and expenses shall constitute Obligations hereunder and be secured hereby and shall further be subject to the provisions of Section 13(a); and (iii) that there is no adequate remedy at law for the failure by the Pledgor and the Company to comply with the provisions of this Section 10(d) and that such failure would not be adequately compensable in damages, and therefore agrees that its covenants and agreements contained in this Section 10(d) may be specifically enforced.

11.           Appointment as Attorney-in-Fact. The Company and Pledgor hereby irrevocably constitute and appoint the Secured Party and any officer of Secured Party, with full power of substitution, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of the Pledgor or the Company, as applicable, and in the name of the Pledgor, the Company, or in the name of the Secured Party, as applicable, from time to time in the discretion of the Secured Party, so long as an Event of Default hereunder exists, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including any financing statements, endorsements, assignments or other instruments of transfer. The Pledgor and the Company each hereby ratify all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in this Section 11. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until the Obligations are paid and performed in full.

12.           Continuing Obligation of Pledgor and the Company.

(a)       The obligations, covenants, agreements and duties of the Pledgor and the Company under this Agreement shall in no way be affected or impaired by: (i) the modification or amendment (whether material or otherwise) of any of the obligations of the Pledgor or the Company or any other Person, as applicable; (ii) the voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or other similar proceedings affecting the Company, the Pledgor or any other Person, as applicable; (iii) the release of the Company, the Pledgor or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in the Note, by the operation of law or otherwise, including the release of the Company’s or the Pledgor’s obligation to pay interest or attorney’s fees.

(b)      The Pledgor and the Company further agree that the Secured Party may take other guaranties or collateral or security to further secure the Obligations, and consent that any of the terms, covenants and conditions contained in the Note may be renewed, altered, extended, changed or modified by the Secured Party or may be released by the Secured Party, without in any manner affecting this Agreement or releasing the Pledgor herefrom, and the Pledgor shall continue to be liable hereunder to pay and perform pursuant hereto, notwithstanding any such release or the taking of such other guaranties, collateral or security. This Agreement is additional and supplemental to any and all other guarantees, security agreements or collateral heretofore and hereafter executed by the Pledgor and the Company for the benefit of the Secured Party, whether relating to the indebtedness evidenced by the Note or not, and shall not supersede or be superseded by any other document or guaranty executed by the Pledgor, the Company or any other Person for any purpose. The Pledgor and the Company hereby agree that the Pledgor, the Company, and any other Persons that may become liable for repayment of the sums due under the Note, may hereafter be released from their liability hereunder and thereunder; and the Secured Party may take, or delay in taking or refuse to take, any and all action with reference to the Note (regardless of whether same might vary the risk or alter the rights, remedies or recourses of the Pledgor), including specifically the settlement or compromise of any amount allegedly due thereunder, all without notice to, consideration to or the consent of the Pledgor, and without in any way releasing, diminishing or affecting in any way the absolute nature of the Pledgor’s obligations and liabilities hereunder.

5

(c)      No delay on the part of the Secured Party in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights. The Pledgor and the Company hereby waives any and all legal requirements, statutory or otherwise, that the Secured Party shall institute any action or proceeding at law or in equity or exhaust its rights, remedies and recourses against the Pledgor, the Company or any other Person with respect to the Note, as a condition precedent to bringing an action against the Pledgor or the Company upon this Agreement or as a condition precedent to the exercise of the Secured Party’s rights under Section 10(a). The Pledgor and the Company agree that the Secured Party may simultaneously maintain an action upon this Agreement and an action or proceeding upon the Note. Until the earlier to occur of (i) the indefeasible payment in full of all of the Obligations, (ii) the termination or expiration of this Agreement in accordance with its terms or (iii) following the occurrence and continuance of an Event of Default hereunder or under the Note and the exercise by the Secured Party of its right to effect a transfer of the Collateral pursuant to the terms hereof, the execution and/or delivery of the Pledged Materials by the Pledgor to the Secured Party in accordance with this Agreement and the Purchase Agreement, the Pledgor shall not be released by any act or thing that might, but for this provision of this Agreement, be deemed a legal or equitable discharge of a surety, or by reason of any waiver, extension, modification, forbearance or delay of the Secured Party or any obligation or agreement between the Company or their successors or assigns, and the then holder of the Note, relating to the payment of any sums evidenced or secured thereby or to any of the other terms, covenants and conditions contained therein, and the Pledgor hereby expressly waives and surrenders any defense to liability hereunder based upon any of the foregoing acts, things, agreements or waivers, or any of them. The Pledgor and the Company also waive any defense arising by virtue of any disability, insolvency, bankruptcy, lack of authority or power or dissolution of the Pledgor or the Company, even though rendering the Note void, unenforceable or otherwise uncollectible, it being agreed that the Pledgor and the Company shall remain liable hereunder, regardless of any claim that the Pledgor or the Company might otherwise have against the Secured Party by virtue of the Secured Party's invocation of any right, remedy or recourse given to it hereunder or under the Note. In addition, until the earlier to occur of (A) the indefeasible payment in full of all of the Obligations, (B) the termination or expiration of this Agreement in accordance with its terms or (C) following the occurrence of an Event of Default hereunder or under the Note and the exercise by the Secured Party of its right to effect a transfer of the Collateral pursuant to the terms hereof, the execution and/or delivery of the Pledged Materials by the Pledgor to the Secured Party in accordance with this Agreement and the Purchase Agreement, the Pledgor waives and renounces any right of subrogation, reimbursement or indemnity whatsoever, and any right of recourse to security for the Obligations of the Company to the Secured Party.

13.           Miscellaneous.

(a)       Performance for Pledgor or the Company. The Pledgor and the Company agree and hereby acknowledge that the Secured Party may, in the Secured Party’s sole discretion, but the Secured Party shall not be obligated to, whether or not an Event of Default shall have occurred, advance funds on behalf of the Company or the Pledgor, without prior notice to the Pledgor or the Company, in order to insure the Company’s and the Pledgor’s compliance with any covenant, warranty, representation or agreement of the Pledgor or the Company made in or pursuant to this Agreement or the Note, to continue or complete, or cause to be continued or completed, performance of the Pledgor’s and the Company’s obligations under any contracts of the Pledgor or the Company, or to preserve or protect any right or interest of the Secured Party in the Collateral or under or pursuant to this Agreement or the Note; provided, however, that the making of any such advance by the Secured Party shall not constitute a waiver by the Secured Party of any Event of Default with respect to which such advance is made, nor relieve the Pledgor or the Company of any such Event of Default. The Pledgor and the Company, respectively and as applicable, shall pay to the Secured Party upon demand all such advances made by the Secured Party, in each case with interest thereon from the date of outlay until paid and at rate per annum equal to twelve percent (12%). All such advances shall constitute Obligations hereunder and be secured hereby.

(b)       Waivers by Pledgor and the Company. The Company and the Pledgor hereby waive, to the extent the same may be waived under applicable law: (i) notice of acceptance of this Agreement; (ii) all claims and rights of the Pledgor and the Company against the Secured Party on account of actions taken or not taken by the Secured Party in the exercise of the Secured Party’s rights or remedies hereunder, under any other Loan Documents or under applicable law; (iii) all claims of the Pledgor and the Company for failure of the Secured Party to comply with any requirement of applicable law relating to enforcement of the Secured Party’s rights or remedies hereunder, under the other Loan Documents or under applicable law; (iv) all rights of redemption of the Pledgor with respect to the Collateral; (v) in the event the Secured Party seeks to repossess any or all of the Collateral by judicial proceedings, any bond(s) or demand(s) for possession which otherwise may be necessary or required; (vi) presentment, demand for payment, protest and notice of non-payment and all exemptions applicable to any of the Collateral or the Pledgor or the Company; (vii) any and all other notices or demands which by applicable law must be given to or made upon the Pledgor or the Company by the Secured Party; (viii) settlement, compromise or release of the obligations of any person or entity primarily or secondarily liable upon any of the Obligations; (ix) all rights of the Pledgor or the Company to demand that the Secured Party release account debtors or other persons or entities liable on any of the Collateral from further obligation to the Secured Party; and (x) substitution, impairment, exchange or release of any Collateral for any of the Obligations.

6

(c)       Waivers by Secured Party. No failure or any delay on the part of the Secured Party in exercising any right, power or remedy hereunder or under any other Loan Documents or under applicable law, shall operate as a waiver thereof.

(d)       Modifications, Waivers and Consents. No modifications or waiver of any provision of this Agreement or any other Loan Documents, and no consent by the Secured Party to any departure by the Pledgor or the Company therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given, and any single or partial written waiver by the Secured Party of any term, provision or right of the Secured Party hereunder shall only be applicable to the specific instance to which it relates and shall not be deemed to be a continuing or future waiver of any other right, power or remedy. No notice to or demand upon the Pledgor or the Company in any case shall entitle the Pledgor or the Company to any other or further notice or demand in the same, similar or other circumstances.

(e)       Notices. All notices of request, demand and other communications hereunder shall be addressed, sent and deemed delivered in accordance with the Note.

(f)       Applicable Law and Consent to Jurisdiction. This Agreement and any dispute arising hereunder shall be governed by and construed in accordance with the laws of the State of Nevada, excluding its conflicts of laws provisions or rule that would cause the application of Laws of any jurisdiction other than those of the State of Nevada. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of any federal court located in the State of Nevada, for the purposes of any action arising out of this Agreement or the subject matter hereof brought by any party under this Agreement. To the extent permitted by applicable law, each party hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any action under this Agreement, any claim (i) that it is not personally subject to the jurisdiction of the above named courts, (ii) that such action is brought in an inconvenient forum, (iii) that it is immune from any legal process with respect to itself or its property, (iv) that the venue of the suit, action or proceeding is improper or (v) that this Agreement or the subject matter hereof may not be enforced in or by such courts.

(g)       Survival; Successors and Assigns; Termination.

(i)       All covenants, agreements, representations and warranties made herein shall survive the execution and delivery hereof, and shall continue in full force and effect until this Agreement terminates in accordance with the provisions hereof.

(ii)      Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party. If the Secured Party assigns this Agreement and/or its security interest in the Collateral, then such assignment shall be binding upon and recognized by the Pledgor. All covenants, agreements, representations and warranties by or on behalf of the Pledgor or the Company that are contained in this Agreement shall inure to the benefit of Secured Party, its successors and assigns. Neither the Pledgor nor the Company may assign this Agreement, or delegate any of their respective rights or obligations hereunder, in each case without the prior written consent of the Secured Party, which consent may be withheld in Secured Party’s sole and absolute discretion.

(iii)     Notwithstanding anything contained herein to the contrary, and except as otherwise expressly provided herein, this Agreement shall terminate and no longer be in force or effect upon the earliest to occur of (A) the indefeasible payment in full of all of the Obligations, (B) the indefeasible payment in full to the Secured Party of the Threshold Payment Amount or (C) following the occurrence and continuance of an Event of Default hereunder or under the Note and the exercise by the Secured Party of its right to effect a transfer of the Collateral pursuant to the terms hereof, the execution and/or delivery of the Pledged Materials by the Pledgor to the Secured Party in accordance with this Agreement and the Purchase Agreement.

(h)       Severability. If any term, provision or condition, or any part thereof, of this Agreement shall for any reason be found or held invalid or unenforceable by any court or governmental authority of competent jurisdiction, such invalidity or unenforceability shall not affect the remainder of such term, provision or condition nor any other term, provision or condition, and this Agreement shall survive and be construed as if such invalid or unenforceable term, provision or condition had not been contained therein.

7

(i)        Merger and Integration. This Agreement and the other Loan Documents contain the entire agreement of the parties hereto with respect to the matters covered and the transactions contemplated hereby, and no other agreement, statement or promise made by any party hereto, or by any employee, officer or representative of any party hereto that is not expressly contained herein shall be valid or binding.

(j)        WAIVER OF JURY TRIAL. EACH OF THE PLEDGOR, THE COMPANY AND THE SECURED PARTY HEREBY: (i) COVENANT AND AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY; AND (ii) WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE PLEDGOR, ANY COMPANY AND THE SECURED PARTY MAY BE PARTIES, ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO DEBTOR-CREDITOR RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH OF THE PLEDGOR, THE COMPANY AND THE SECURED PARTY, AND EACH OF THE PLEDGOR, THE COMPANY AND THE SECURED PARTY HEREBY AGREE THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH OF THE PARTIES HERETO IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PLEDGOR, THE COMPANY AND THE SECURED PARTY, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. EACH OF THE PLEDGOR, THE COMPANY AND THE SECURED PARTY REPRESENT AND WARRANT THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

(k)       Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(l)        Headings. The headings and sub-headings contained in the titling of this Agreement are intended to be used for convenience only and shall not be used or deemed to limit or diminish any of the provisions hereof.

(m)      Gender and Use of Singular and Plural. All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

(n)       Further Assurances. The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement, including the execution and filing of UCC-1 Financing Statements in any jurisdiction as the Secured Party may require.

(o)       Time is of the Essence. The parties hereby agree that time is of the essence with respect to performance of each of the parties’ obligations under this Agreement. The parties agree that in the event that any date on which performance is to occur falls on a Saturday, Sunday or state or national holiday, then the time for such performance shall be extended until the next succeeding Business Day.

(p)       Joint Preparation. The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

8

(q)       Prevailing Party. If any legal action or other proceeding is brought for the enforcement of this Agreement or any other Loan Documents, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement or any other Loan Documents, then the successful or prevailing party or parties shall be entitled to recover from the non-prevailing party, reasonable attorneys’ fees, court costs and all expenses, even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

(r)       Costs and Expenses. The Pledgor and the Company, jointly and severally, agree to pay to the Secured Party, upon demand, the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Secured Party, which the Secured Party may incur in connection with: (i) the recordation, administration, amendment, waiver or other modification or termination of this Agreement; (ii) the custody or preservation of any of the Collateral; or (iii) the exercise or enforcement of any of the rights of the Secured Party hereunder. All such costs and expenses shall bear interest from the date of outlay until paid, at a rate per annum equal to twelve percent (12%), and shall constitute Obligations hereunder and be secured hereby. Notwithstanding anything contained herein to the contrary, the provisions of this Section 13(r) shall survive the termination of this Agreement and the termination of the Secured Party’s security interest hereunder.

9

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PLEDGOR:

VIVAKOR, INC.

By: ___________________________

Name:

Title:

SECURED PARTY:

_____________________

By: ___________________________

Name:

Title:

[Signature page to Pledge Agreement]

10